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                                                                    EXHIBIT 10.2



      FIRST
    SECURITY
      BANK                                 MODIFICATION AGREEMENT

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   PRINCIPAL      LOAN DATE    MATURITY     LOAN NO     CALL   COLLATERAL   ACCOUNT      OFFICER  INITIALS
 $2,000,000.00                12-24-1997      9001                          0023791       68073
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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  Borrower: Gentner Communications Corporation        Lender:    First Security Bank, N.A.
            1825 Research Way                                    Commercial Banking
            Salt Lake City, UT  84119                            15 East 100 South
                                                                 2nd Floor
                                                                 Salt Lake City, UT  84111

                                              *FMODA*

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

First Security Bank, N.A. ("Lender") has extended credit (the "Loan") to Gentner Communications Corporation (individually and collectively "Borrower") pursuant to a promissory note dated October 24, 1996 (the "Note") in the stated principal amount of $2,000,000.00. The Loan is secured by security agreements, trust deeds, mortgages, lien instruments, and/or other collateral documents (the "Collateral Documents").

The Note and any loan agreements, guaranties, subordinations, Collateral Documents, and other instruments and documents executed in connection therewith, together with any previous modifications and any of these instruments or documents, shall be referred to as the "Loan Documents."

Borrower has requested certain modifications to the Loan Documents and Lender is willing to grant such modifications on the following terms and conditions:

   1. Provided that all conditions stated herein are satisfied, the terms of the Loan Documents are hereby modified as follows:

       MODIFICATIONS TO THE TERMS OF THE NOTE:

       The maturity date of the Note is extended to December 24, 1998.

       This Agreement does not constitute a repayment of extinguishment of the Note, but only a modification thereof.

   2. As preconditions to the terms of this agreement, Borrower shall complete or provide the following:

       Borrower shall pay or shall have paid all reasonable fees, costs and expenses, of whatever kind or nature, incurred by Lender in connection with this Agreement, including but not limited to attorney's fees, lien search fees, title reports and policies, and recording and filing fees.

       Borrower shall pay a loan fee of 0.25% of the commitment amount ($5,000.00) upon execution of this Modification Agreement.

   3. It is the intention and agreement of Borrower and Lender that: (i) all collateral security in which Lender has acquired a security interest or other lien pursuant to the Loan Documents shall continue to serve as collateral security for payment and performance of all the obligations of the Borrower under the Loan Documents, and (ii) all agreements, representations, warranties, and covenants contained in the Loan Documents are hereby reaffirmed in full by Borrower except as specifically modified by this Agreement.

   4. Borrower hereby acknowledges that: (i) the Loan Documents are in full force and effect, as modified by this Agreement, and (ii) by entering into this Agreement, Lender does not waive any existing default or any default hereafter occurring or become obligated to waive any condition or obligation under the Loan Documents.

   5. Borrower hereby acknowledges that Borrower has no claim, demand, lawsuit, cause of action, claim for relief, remedy, or defense against enforcement of the Loan Documents that could be asserted against Lender, its affiliates, directors, officers, employees, or agents, whether known or unknown, for acts, failures to act (whether such act or failure to act is intentional or negligent), representations, commitments, statements or warranties, including without limitation any such conduct arising out of or in any way connected with the Loan Documents. Notwithstanding the foregoing, Borrower hereby waives, releases, and relinquishes any and all claims, demands, lawsuits, causes of action, claims for relief, remedies, or defenses against enforcement of the Loan Documents that could be asserted against Lender, its affiliates, directors, officers, employees, or agents, whether known or unknown.

   6. In addition to this Agreement, the Loan Documents, and any additional documents that this Agreement requires, this finance transaction may include other written closing documentation such as resolutions, waivers, certificates, financing statements, filings, statements, closing or escrow instructions, loan purpose statements, and other documents that Lender may customarily use in such transactions. Such documents are incorporated herein by this reference. All the documents to which this paragraph makes reference express, embody, and supersede any previous understandings, agreements, or promises (whether oral or written) with respect to this finance transaction, and represent the final expression of the agreement between Lender and Borrower, the terms and conditions of which cannot hereafter be contradicted by any oral understand (if any) not reduced to writing and identified above.




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FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

Effective as of December 24, 1997.

LENDER:

First Security Bank, N.A.

By:
   Authorized Officer

BORROWER:

Gentner Communications Corporation

By: /s/ Susie Strohm
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   SUSIE STROHM, SECRETARY










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